EATON VANCE LARGE-CAP VALUE FUND

Supplement to Statement of Additional Information dated May 1, 2007

The following supplements the second paragraph under "Investment Advisory Services" under "Investment Advisory and Administrative Services":

Effective March 27, 2006, BMR has contractually agreed to reduce the management fee payable by Large-Cap Value Portfolio under the Investment Advisory Agreement on net assets of $5 billion or more as follows:

Annualized Fee Rate (for each level)
Average Daily Net Assets for the Month

$5 billion but less than $10 billion	0.5750%
$10 billion and over	0.5550%

September 12, 2007